Exhibit 10.60

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

June 29, 2007

VIA HAND DELIVERY

Mr. Jeff Vogt

Level 3 Communications, LLC

1025 Eldorado Boulevard

Broomfield, Colorado 80021

Re:

Amended and Restated Agreement for Delivery of Service between Level 3 Communications, LLC (“Level 3”) and America Online, Inc. effective as of April 18, 2000, as amended (the “Managed Modem Agreement”)

Dear Jeff:

This letter agreement (this “Letter Agreement”) memorializes our agreement concerning certain terms under the Managed Modem Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Managed Modem Agreement.

1.

ICG Ports:  AOL agrees to renew for a term commencing July 1, 2007 and ending June 30, 2008 (the “ICG Term”) [****] ICG Ports more specifically to be identified on Exhibit “B” attached hereto (the “ICG Ports”), such ports continuing to be delivered under the Managed Modem Agreement; for the avoidance of doubt, Exhibit “B” attached hereto shall replace the Exhibit “B” included in the letter agreement between the parties dated March 31, 2006 (the “March 2006 Agreement”). The pricing for such ICG Ports shall be as follows, based on the “Pricing Bracket” of each port identified in Exhibit “B”:

Pricing Bracket 1: [****]/Port/month

Pricing Bracket 2: [****]/Port/month

Pricing Bracket 3: [****]/Port/month

Pricing Bracket 4: [****]/Port/month

For invoicing simplification purposes, during the ICG Term the pricing for such ICG Ports shall be [****] per port per month. Additionally and for clarity, Section 12 of the March 2006 Agreement shall not apply to the ICG Ports; Section 13 of the March 2006 Agreement shall apply, provided that AOL may only move ports within Pricing Brackets (and not between them). For the avoidance of doubt, upon expiration of the ICG Term, AOL shall be entitled to Transition Assistance with respect to the affected ICG Ports.

2.

Port Turn-Down; Invoicing:  During the ICG Term, AOL may port out, turn down or otherwise terminate any or all of the [****] ICG Ports denoted for port out under the “To be Ported Out” column in Exhibit “B”; such port out shall be without any applicable termination liability. All ICG Ports will continue to be billed monthly in arrears through the ICG Term. Respecting any ICG Ports terminated during the billing month in accordance with Section 2 of this Letter Agreement, the monthly invoice will include a prorated amount of the applicable per month per port charge, calculated by multiplying the number of days such port was in service during the month by  1/30th of the applicable per port per month charge.

3.	Other existing terms and conditions: All other terms and conditions not specifically addressed herein will remain in full force and effect.

[Remainder of page intentionally left blank; signature page follows]

If you are in agreement with the foregoing, please execute one copy of this letter and return it to the undersigned at your earliest convenience.

Sincerely,

AOL LLC

/s/ Frank Ambrose
Frank Ambrose
Senior Vice President

Accepted and agreed:

LEVEL 3 COMMUNICATIONS, LLC

/s/ Jeff Vogt
Jeff Vogt
Vice-President Offer Management

Exhibit B

ICG Renewal Parts

[****]

[****]

[****]

[****]

[****]

[****]